UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)         October 1, 2006
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                         USAA Auto Owner Trust 2006-3
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          (Exact name of Issuing Entity as specified in its charter)

                             USAA Acceptance, LLC
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             (Exact name of Depositor as specified in its charter)

                           USAA Federal Savings Bank
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              (Exact name of Sponsor as specified in its charter)

         State of Delaware                333-131356-02             applied for
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   (State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)                 File Number)      Identification No.)

        c/o Wells Fargo Delaware Trust Company, as Owner Trustee     19801
                      919 North Market Street, Suite 700
                             Wilmington, Delaware
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              (Address of principal executive offices)             (Zip Code)

          Registrant's telephone number, including area code     (302) 575-2004
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        (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         Section 6.        Asset-Backed Securities.

         Item 6.02         Change of Servicer or Trustee.

                  On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. ("JPM Chase") of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York ("BONY") was closed. As of result of this acquisition, BONY has succeeded JPM Chase as indenture trustee under the Indenture dated as of August 22, 2006 (the "Indenture"), between USAA Auto Owner Trust 2006-3 (the "Issuing Entity") and JPM Chase, as indenture trustee, in accordance with
Section 6.09 of the Indenture.

                  Pursuant to Section 6.09 of the Indenture, the succession of BONY to JPM Chase as indenture trustee becomes effective without the execution of any amendment or other instrument to the Indenture and is not subject to the prior consent of the holders of the Asset Backed Notes (the "Notes") issued by the Issuing Entity. Section 6.09 of the Indenture does not require that the rating agencies rating the Notes confirm their ratings on the Notes, and no such confirmation has been sought with respect to this succession.

                  As successor indenture trustee, BONY is vested with all rights, powers, duties and obligations applicable to its predecessor under the Indenture. Certain of the terms and conditions of the Indenture applicable to the indenture trustee, including those required to be disclosed under Items 1109(c) through (f) of Regulation AB (17 C.F.R. 229.1109(c)-(f)), are described and reported in the Prospectus Supplement dated August 14, 2006 (and the accompanying Prospectus dated August 14, 2006) filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on August 17, 2006 under the registrant's Form S-3 registration statement (file no. 333-131356).

                  The Indenture was filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K filed on August 22, 2006 (file no. 333-131356-01).

                  The Bank of New York is a New York banking corporation with its principal place of business at 1 Wall Street, New York, New York 10004. The Bank of New York will act as the Trustee under the transaction documents. The Bank of New York has been, and currently is, acting as indenture trustee and trustee for numerous transactions and programs involving pools of auto receivables.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 USAA FEDERAL SAVINGS BANK, as
                                 Servicer of USAA Auto Owner Trust 2006-3



                                 By:  /s/ Michael Broker
                                     --------------------------------------
                                     Michael Broker
                                     Vice President and Banking Counsel


Date:  October 5, 2006